UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 30, 2007
BRISTOW GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2000 W. Sam Houston Pkwy. S., Suite 1700
Houston, Texas 77042
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (713) 267-7600
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
INDEX TO EXHIBITS
Press Release - Aircraft Purchase & Related Matters
Press Release - Acquisition of Helicopter Adventures, Inc.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(b) On March 30, 2007, Bristow Group Inc. (the “Company”) announced the retirement of Mr. Bill Donaldson, President of Grasso Production Management and Senior Vice President of the Company, effective March 31, 2007.
ITEM 8.01. OTHER EVENTS.
     On April 3, 2007, the Company announced the purchase of certain aircraft and related matters. On the same day, the Company announced the acquisition of Helicopter Adventures, Inc. Each of the press releases of the Company dated April 3, 2007 regarding these announcements are attached hereto as Exhibit 99.1(1) and Exhibit 99.1(2), respectively, and are incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits

Exhibit Number		Description of Exhibit
99.1	(1)	Press Release dated April 3, 2007 regarding aircraft purchase and related matters.
99.1	(2)	Press Release dated April 3, 2007 regarding acquisition of Helicopter Adventures, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOW GROUP INC.
Date: April 4, 2007	By:	/s/ Randall A. Stafford
		Name:	Randall A. Stafford
		Title:	Vice President and General Counsel, Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number		Description of Exhibit
99.1	(1)	Press Release dated April 3, 2007 regarding aircraft purchase and related matters.
99.1	(2)	Press Release dated April 3, 2007 regarding acquisition of Helicopter Adventures, Inc.

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